UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2019

TRUE NATURE HOLDING, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53601	87-0496850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1355 Peachtree Street, Suite 1150 Atlanta, GA 30309
(Address of principal executive offices) (Zip Code)

(844) 383-8689
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 15, 2019, the Board of Directors of True Nature Holding, Inc. (the “Company”) approved Director Advisory Agreements for each Company Director (each an “Agreement,” collectively the “Agreements”). Each Agreement is for one (1) year, and is effective as of August 10, 2019.

The Agreement has three (3) components: (i) per the Agreement, each Director shall receive a $5,000 per month stipend, which will accrue until the Company has sufficient funding to pay it in total, of which $1,000 of the stipend will get priority treatment, along with other conventional payroll obligations; (ii) each Director will receive additional restricted common stock, subject to certain reverse vesting conditions, such that each Director will have 1,000,000 fully vested shares of restricted common stock at December 31, 2019. A total of 1,975,000 additional shares will be issued in consideration of this commitment; and, (iii) each Director will have the opportunity to earn a fee up to three percent (3%) in cash or stock of any financing, or acquisition that they can individually bring to a close, with the composition of the fee to be determined by a vote of the disinterested Directors at the time of the transaction.

The Agreements further provide that any of the Directors may be removed on a vote of the majority of the disinterested members of the Board of Directors, as well as the terms of the Company's Bylaws, Articles of Incorporation and under the Delaware General Corporate Law (DGCL). It is estimated that this program will have a $35,000 per month impact on the Company's expenses, not including any fees that might be earned for financings or acquisitions

The description of the Agreements is a summary only, and does not fully describe all the terms and conditions and is qualified in its entirety by copies of the Agreements which are attached as Exhibits 10.1, 10.2 and 10.3 to this filing.

Item 3.02	Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The issuance of the securities set forth herein was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act for the offer and sale of securities not involving a public offering.

Item 9.01.	Financial Statements and Exhibits.
None.

Exhibit No.	Description
10.1	Director Advisory Agreement between the Company and Jim Crone.
10.2	Director Advisory Agreement between the Company and Doug Cole.
10.3	Director Advisory Agreement between the Company and Ron Riewold.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUE NATURE HOLDING, INC.

Date: August 16, 2019	By:	/s/ Jim Crone
Jim Crone
President, Interim Chief Executive Officer and Interim Chief Financial Officer